UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2007

NOVATEL WIRELESS, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-31659	86-0824673
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9645 Scranton Road, Suite 205

San Diego, CA 92121

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (858) 320-8800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 1.01. Entry into a Material Definitive Agreement.
ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.

On November 2, 2007, Novatel Wireless, Inc. (the “Company”) entered into an amendment to an Interim Financial Management Services Agreement, dated September 4, 2007, between the Company and Leddon & Associates (the “Interim Services Agreement”) in order to extend the term of the Interim Services Agreement until December 3, 2007.

Pursuant to the terms of the Interim Services Agreement, the Company has engaged Leddon & Associates to provide financial consulting services to the Company in exchange for a consulting fee of $30,000 per four-week period, plus all reasonable out of pocket expenses including travel, communication, meals and living expenses incurred by Leddon & Associates in connection with the consulting engagement. Kenneth G. Leddon is the person designated to perform consulting services to the Company under the Interim Services Agreement. Either the Company or Leddon & Associates may terminate the Interim Services Agreement upon no less than five days’ advance written notice.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On November 5, 2007, the Company announced that, effective on such date, Kenneth G. Leddon was appointed to provide consulting services to the Company acting as the Interim Chief Financial Officer of the Company. Mr. Leddon has been providing financial consulting services to the Company since September 10, 2007 pursuant to the Interim Services Agreement.

Mr. Leddon, 55, is currently a management consultant providing interim management and other management consulting services through his firm, Leddon & Associates, which he established in October 2006. Prior to establishing Leddon & Associates, Mr. Leddon was a Principal of Pathway Strategic Partners, LLC, a management consulting firm which he co-founded in September 2002. From October 1998 to September 2002, Mr. Leddon served as a Director of Crossroads, LLC, a national management consulting firm. Mr. Leddon has served as interim-President, Chief Financial Officer, Chief Operating Officer, Chief Restructuring Officer and Vice President of Finance for companies in a wide variety of industries during his corporate and management consulting career. Mr. Leddon holds a Bachelor of Science Degree in Business Administration, Accounting from California State University, Northridge and a Masters of Science Degree in Business Administration from Robert Morris College in Pittsburgh, Pennsylvania.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novatel Wireless, Inc.

Date: November 5, 2007	By:	/s/ Catherine F. Ratcliffe
Catherine F. Ratcliffe Senior Vice President of Business Affairs and General Counsel